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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (date of earliest event reported): June 4, 2002
                                                           -----------------



                              THE LTV CORPORATION
                              -------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                     1-4368               75-1070950
---------------------------------      -----------     ---------------------
 (State or Other Jurisdiction of       (Commission         (IRS Employer
           Incorporation)              File Number)     Identification No.)


   6801 Brecksville Road, Independence, Ohio                   44131
   -----------------------------------------              -----------------
   (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: (216) 622-5000
                                                            ---------------

-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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         ITEM 5.  OTHER EVENTS.

         As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On June 4, 2002, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended April 30, 2002, a copy of which is attached hereto as Exhibit 99.1 and on June 19, 2002, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended May 31, 2002, a copy of which is attached hereto as Exhibit 99.2

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Operating Report for the period ended April 30, 2002 as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

         99.2 Operating Report for the period ended May 31, 2002 as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE LTV CORPORATION


                                  By:    /s/ Glenn J. Moran
                                         ---------------------------------
         Date: June 19, 2002             Name:   Glenn J. Moran
                                         Title:  Chief Executive Officer